UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2021
TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $.01 par value	TDS	New York Stock Exchange
Depositary Shares each representing a 1/1000th interest in a share of 6.625% Series UU Cumulative Redeemable Perpetual Preferred Stock, $.01 par value	TDSPrU	New York Stock Exchange
6.625% Senior Notes due 2045	TDI	New York Stock Exchange
5.875% Senior Notes due 2061	TDA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders
At the Annual Meeting of Shareholders on May 20, 2021, the following number of votes were cast for the matters indicated. The following voting results are final.

1.Election of Directors.

The following directors received the following votes and were elected:

a. For the election of eight Directors of Telephone and Data Systems, Inc. (TDS) by the holders of Series A Common Shares:

Nominee	For	Withhold	Broker Non-vote
James W. Butman	72,724,284	—	1,040
LeRoy T. Carlson, Jr.	72,724,284	—	1,040
Letitia G. Carlson, M.D.	72,724,284	—	1,040
Prudence E. Carlson	72,724,284	—	1,040
Walter C. D. Carlson	72,724,284	—	1,040
Kimberly D. Dixon	72,724,284	—	1,040
Christopher D. O'Leary	72,724,284	—	1,040
Laurent C. Therivel	72,724,284	—	1,040

b. For the election of four Directors of TDS by the holders of Common Shares:

Nominee	For	Withhold	Broker Non-vote
Clarence A. Davis	84,004,994	8,265,937	6,265,506
George W. Off	67,264,609	25,006,322	6,265,506
Wade Oosterman	75,005,384	17,265,548	6,265,506
Gary L. Sugarman	84,012,839	8,258,093	6,265,506

2.Proposal to ratify the selection of PricewaterhouseCoopers LLP as Independent Registered Public Accountants for 2021.

The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
123,650,251	179,475	30,983	—

3.Proposal to approve, on an advisory basis, the compensation of our named executive officers as disclosed in TDS' Proxy Statement dated April 7, 2021 (commonly known as "Say-on-Pay").

The proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
118,352,733	2,098,327	157,132	3,252,518

4.Shareholder Proposal to recapitalize TDS' outstanding stock to have an equal vote per share.

The proposal received the following votes and was defeated:

For	Against	Abstain	Broker Non-vote
41,668,450	78,776,830	162,912	3,252,518

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPHONE AND DATA SYSTEMS, INC.
(Registrant)

Date:	May 24, 2021	By:	/s/ Peter L. Sereda
Peter L. Sereda
Executive Vice President and Chief Financial Officer
(principal financial officer)